Supplement Dated August 13, 2007
to the
Prospectus Dated May 1, 2007
of
Keynote Series Account

At a meeting held on August 10, 2007, the Board of Trustees of Diversified Investors Portfolios (the “Portfolios”) approved a series of measures that are designed to benefit the Portfolios by making them part of a larger family of investment companies that are managed by Transamerica Fund Advisors, Inc. (“TFAI”), an investment adviser that, along with Diversified Investment Advisors, Inc., is part of the AEGON Group of Companies. The Boards have authorized seeking shareholder approval for these measures where required.

Contractholders in the Keynote Series Account (the “Keynote Account”) will be asked to provide instructions to MONY Life Insurance Company (“MONY”) to approve a new Investment Advisory Agreement between TFAI and each of the Portfolios. Diversified will continue to provide its services and expertise to retirement plans (as well as their sponsors and participants) that are contractholders of the group variable annuity contracts that invest in the Keynote Account.

Contractholders of the Keynote Account will also be asked to provide instructions to MONY to elect a new Board of Trustees of the Portfolios, to approve amendments to the organizational documents of the Portfolios, and to approve standardized fundamental investment policies of the Portfolios.

A proxy statement describing these initiatives is expected to be mailed later in 2007. If approval is obtained, these initiatives are expected to be implemented during the fourth quarter of 2007.

Form No. 13443SA (rev. 08/07)	33-19836